POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

John R. Woerner Gumer C. Alvero	James L. Hamalainen Brian J. McGrane
Richard N. Bush Steve M. Gathje	Bridget M. Sperl Jon Stenberg Colin J. Lundgren

Do hereby jointly and severally authorize Dixie L. Carroll, Timothy D. Crawford or Nicole D. Wood to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the March 25, 2015.

/s/	John R. Woerner	/s/	James L. Hamalainen
	John R. Woerner		James L. Hamalainen
	Chairman of the Board and President		Senior Vice President and Treasurer – Investments

/s/	Gumer C. Alvero	/s/	Brian J. McGrane
	Gumer C. Alvero		Brian J. McGrane
	Director and Executive Vice President – Annuities		Director, Executive Vice President and Chief Financial Officer

/s/	Richard N. Bush	/s/	Bridget M. Sperl
	Richard N. Bush		Bridget M. Sperl
	Senior Vice President – Corporate Tax		Director, Executive Vice President – Service Delivery

/s/	Steve M. Gathje	/s/	Jon Stenberg
	Steve M. Gathje		Jon Stenberg
	Director, Senior Vice President and Chief Actuary		Director and Executive Vice President – Life & Disability Insurance

		/s/	Colin J. Lundgren
Colin J. Lundgren
Director

RIVERSOURCE LIFE INSURANCE COMPANY

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource Variable Annuity Account 1		811-07247
Privileged Assets Select Annuity	333-139768
RiverSource Variable Annuity Account		811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource Personal Portfolio	333-139757
RiverSource Preferred Variable Annuity	333-139758
Evergreen Essential Variable Annuity	333-139763
Evergreen New Solutions Variable Annuity	333-139763
Evergreen New Solutions Select Variable Annuity	333-139759
Evergreen Pathways Variable Annuity	333-139759
Evergreen Pathways Select Variable Annuity	333-139759
Evergreen Privilege Variable Annuity	333-139759
RiverSource AccessChoice Select Variable Annuity	333-139759
RiverSource Endeavor Select Variable Annuity	333-139763
RiverSource FlexChoice Variable Annuity	333-139759
RiverSource FlexChoice Select Variable Annuity	333-139759
RiverSource Galaxy Premier Variable Annuity	333-139761
RiverSource Innovations Variable Annuity	333-139763
RiverSource Innovations Classic Variable Annuity	333-139763
RiverSource Innovations Classic Select Variable Annuity	333-139763
RiverSource Innovations Select Variable Annuity	333-139763
RiverSource New Solutions Variable Annuity	333-139763
RiverSource Pinnacle Variable Annuity	333-139761
RiverSource Platinum Variable Annuity	333-139760
RiverSource Signature Variable Annuity	333-139762
RiverSource Signature One Variable Annuity	333-139762
RiverSource Signature One Select Variable Annuity	333-139762
RiverSource Signature Select Variable Annuity	333-139760
Wells Fargo Advantage Variable Annuity	333-139762
Wells Fargo Advantage Builder Variable Annuity	333-139762
RiverSource Builder Select Variable Annuity	333-139762
Wells Fargo Advantage Choice Select Variable Annuity	333-139759
Wells Fargo Advantage Choice Variable Annuity	333-139759
Wells Fargo Advantage Select Variable Annuity	333-139763

RiverSource Account F		811-2317
RiverSource Variable Retirement & Combination Retirement Annuities	2-73114
RiverSource Employee Benefit Annuity	33-52518
RiverSource Flexible Annuity	33-4173
RiverSource Group Variable Annuity Contract	33-47302

RiverSource Variable Annuity Fund A		811-1653
RiverSource Variable Annuity Fund A	2-29081

RiverSource Variable Annuity Fund B		811-1674
RiverSource Variable Annuity Fund B—Individual	2-29358
RiverSource Variable Annuity Fund B—Group	2-47430

RiverSource Variable Account 10		811-0735
RiverSource Flexible Portfolio Annuity	33-62407

	1933 Act No.	1940 Act No.
RiverSource Retirement Advisor Variable Annuity	333-79311
RiverSource Retirement Advisor Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-179358
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013)	333-188218
RiverSource Retirement Group Variable Annuity Contract I	333-177380
RiverSource Retirement Group Variable Annuity Contract II	333-177381

RiverSource Account SBS		811-06315
RiverSource Symphony Annuity	33-40779

RiverSource MVA Account	333-139766	N/A
Evergreen Essential Variable Annuity	333-139776
Evergreen New Solutions Variable Annuity	333-139776
Evergreen New Solutions Select Variable Annuity	333-139776
Evergreen Pathways Variable Annuity	333-139776
Evergreen Privilege Variable Annuity	333-139776
Evergreen Pathways Select Variable Annuity	333-139776
RiverSource AccessChoice Select Variable Annuity	333-139776
RiverSource Endeavor Select Variable Annuity	333-139776
RiverSource FlexChoice Variable Annuity	333-139776
RiverSource FlexChoice Select Variable Annuity	333-139776
RiverSource Galaxy Premier Variable Annuity	333-139776
RiverSource Innovations Variable Annuity	333-139776
RiverSource Innovations Classic Variable Annuity	333-139776
RiverSource Innovations Classic Select Variable Annuity	333-139776
RiverSource Innovations Select Variable Annuity	333-139776
RiverSource New Solutions Variable Annuity	333-139776
RiverSource Pinnacle Variable Annuity	333-139776
RiverSource Signature Variable Annuity	333-139776
RiverSource Signature One Variable Annuity	333-139776
RiverSource Signature One Select Variable Annuity	333-139776
RiverSource Signature Select Variable Annuity	333-139776
Wells Fargo Advantage Variable Annuity	333-139776
Wells Fargo Advantage Builder Variable Annuity	333-139776
RiverSource Builder Select Variable Annuity	333-139776
Wells Fargo Advantage Choice Select Variable Annuity	333-139776

	1933 Act No.	1940 Act No.
RiverSource Account MGA	333-149953	N/A
RiverSource Guaranteed Term Annuity	333-149953
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-149953
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-149953
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-149953
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-149953
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013)	333-149953
RiverSource Retirement Group Annuity Contract I	333-149953
RiverSource Retirement Group Annuity Contract II	333-149953
RiverSource Guaranteed Variable Annuity Contract	333-149951

RiverSource Variable Life Separate Account		811-4298
RiverSource Single Premium Variable Life Insurance	333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-69777
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-182361
RiverSource Variable Second-To-Die Life Insurance	33-62457
RiverSource Variable Universal Life Insurance	33-11165
RiverSource Variable Universal Life Insurance III	333-69777
RiverSource Succession Select Variable Life Insurance	33-62457
RiverSource Single Premium Variable Life Insurance Policy	2-97637

RiverSource Variable Life Account		811-09515
RiverSource Signature Variable Universal Life Insurance	333-84121

RiverSource Account for Smith Barney		811-4652
RiverSource Single Premium Variable Life Insurance Policy	33-5210

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